UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_______________________________________________________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 13, 2020
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DELPHI TECHNOLOGIES PLC
(Exact name of registrant as specified in its charter)
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Jersey	001-38110	98-1367514
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Angel Court
10th Floor
London, EC2R 7HJ
United Kingdom
(Address of principal executive offices)
011-44-020-305-74300
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of class	Ticker symbol(s)	Name of each exchange on which registered
Ordinary Shares. $0.01 par value per share	DLPH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐.
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐.

Item 1.01	Entry Into a Material Definitive Agreement.
On February 10, 2020, Delphi Technologies PLC, a public limited company incorporated under the Laws of the Bailiwick of Jersey (the “Company”), entered into an Amendment No. 1 (the “First Amendment”) to its Credit Agreement, dated as of September 7, 2017 (the “Credit Agreement”), among the Company, the Company’s wholly-owned subsidiary Delphi Powertrain Corporation, the lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent.  The Credit Agreement is described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 that was filed with the US Securities and Exchange Commission on February 21, 2019.
The First Amendment amends the Credit Agreement to, among other things: (i) adjust the applicable interest rate margins for the Term Loan A Facility so that the applicable interest rate margins will increase or decrease from time to time between 1.50% and 2.25% per annum (for LIBOR loans) and between 0.50% and 1.25% per annum (for ABR loans), in each case based upon changes to the Company’s corporate credit ratings; (ii) adjust the applicable interest rate margins for the Revolving Credit Facility so that the applicable interest rate margins will increase or decrease from time to time between 1.30% and 1.75% per annum (for LIBOR loans) and between 0.30% and 0.75% per annum (for ABR loans), in each case based upon changes to the Company’s corporate credit ratings; (iii) increase the maximum permitted Consolidated Leverage Ratio (as defined in the Credit Agreement) as of the last day of any fiscal quarter to 4.00 to 1.00 for any fiscal quarter ending on or after December 31, 2019 and on or prior to December 31, 2020, while returning the Consolidated Leverage Ratio to 3.50 to 1.00 for any fiscal quarter ending after December 31, 2020; and (iv) include or revise certain definitions and certain customary representation, warranties and acknowledgments.
The foregoing description of the First Amendment does not purport to be complete and is qualified in its entirety by the terms and conditions of the First Amendment, a copy of which will be filed with the U.S. Securities and Exchange Commission as an exhibit to the Company’s Quarterly Report on Form 10-Q for the three months ending March 31, 2020.

Item 2.02	Results of Operations and Financial Condition.
On February 13, 2020, Delphi Technologies PLC (the “Company”) issued a press release reporting its financial results for the fourth quarter and full year ended December 31, 2019. A copy of the press release is attached as an exhibit and is incorporated herein by reference. The press release and teleconference visual presentation are available on the Company’s website at delphi.com.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The description of the First Amendment set forth under Item 1.01 incorporated into this Item 2.03 by reference.

Item 9.01	Financial Statements and Exhibits.
(d)  Exhibits.

Exhibit
Number	Description

99.1	Press Release dated February 13, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 13, 2020	DELPHI TECHNOLOGIES PLC

		By:	/s/ James D. Harrington
James D. Harrington
Senior Vice President, General Counsel, Secretary and Chief Compliance Officer

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